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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 15, 1997
                       (DATE OF EARLIEST EVENT REPORTED)

                            HOMESTAKE MINING COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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              DELAWARE                     1-8736             94108-2788
  (STATE OR OTHER JURISDICTION OF        (COMMISSION       (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)       FILE NUMBER)     IDENTIFICATION NO.)

       650 CALIFORNIA STREET
     SAN FRANCISCO, CALIFORNIA                                94108-2788
  (ADDRESS OF PRINCIPAL EXECUTIVE
               OFFICE)                                        (ZIP CODE)
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Registrant's telephone number, including area code: (415) 981-8150

                   Exhibit index is on page 4 of this filing
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ITEM 5.  OTHER EVENTS

     On January 15, 1997, Homestake Mining Company ("Homestake"), in response to Newmont Mining Corporation's ("Newmont") proposed offer to purchase each outstanding share of Santa Fe Pacific Gold Corporation ("Santa Fe") Common Stock and Newmont's proposed solicitation of Santa Fe shareholders to vote against the combination of Homestake and Santa Fe, distributed a letter to Santa Fe shareholders dated January 14, 1997, and a letter to Homestake shareholders dated January 14, 1997 and gave a slide presentation to Homestake and Santa Fe shareholders. Copies of the Homestake letter to Santa Fe shareholders, the Homestake letter to Homestake shareholders and the slide presentation are filed as Exhibits 20(a), 20(b) and 20(c), respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

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        20(a)     Letter dated January 14, 1997, from Homestake to Santa Fe shareholders.

        20(b)     Letter dated January 14, 1997, from Homestake to Homestake shareholders.

                  Homestake management slide presentation to Homestake and Santa Fe
        20(c)     shareholders.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HOMESTAKE MINING COMPANY,

                                            By: /s/ JACK THOMPSON

                                              ----------------------------------
                                              Name:  Jack Thompson
                                              Title:   President and Chief
                                                  Executive Officer

DATED:  January 15, 1997
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                                 EXHIBIT INDEX

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Exhibit 20(a)    Letter dated January 14, 1997, from Homestake to Santa Fe shareholders.

Exhibit 20(b)    Letter dated January 14, 1997, from Homestake to Homestake shareholders.

                 Homestake management slide presentation to Homestake and Santa Fe
Exhibit 20(c)    shareholders.
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